UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2006

Landry's Restaurants, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-22150	76-0405386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1510 West Loop South, Houston, Texas		77027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-850-1010

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

Landry’s Restaurants, Inc. (NYSE: LNY – News), one of the nation’s largest casual dining, hospitality and entertainment companies, will be presenting at the following conference:

• Wachovia Consumer Growth Conference at Ritz Carlton Key Biscayne in Florida, held February 21 - 24, 2006. Landry’s Restaurants, Inc. will present at 1:40 PM Eastern time on Thursday, February 23, 2006. The live webcast will be available at the following link: http://www.wsw.com/webcast/wa32/lny/

You may also locate the above listed webcast on the Landry’s Restaurants, Inc. website (www.landrysrestaurants.com), in the Corporate Relations section under Webcasts. The webcast will be available for two weeks following the presentation.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landry's Restaurants, Inc.

February 22, 2006	By:	Steven L. Scheinthal

Name: Steven L. Scheinthal
Title: Executive Vice President and General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	LRI To Present At Upcoming Conference